 SSgA High Yield Bond Fund—Institutional Class

Summary Prospectus—December 20, 2010, as Supplemented June 14, 2011	Ticker Symbol: sshyx

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You may find the fund’s prospectus and other information about the fund online at:

http://www.ssgafunds.com/product/fund.seam?ticker=sshyx

You also may get this information at no cost by calling (800) 997-7327 or by sending an e-mail request to fund_inquiry@ssgafunds.com. The fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

Investment Objective

SSgA High Yield Bond Fund seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Barclays Capital U.S. Corporate High-Yield Bond Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Shareholder Service (12b-1) Fees	0.24%
Other Expenses	0.47%
Total Annual Fund Operating Expenses	1.01%
Less Fee Waivers and/or Expense Reimbursements	(0.26)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.75%*

*	The fund’s investment advisor is contractually obligated until December 31, 2011 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, and acquired fund fees) exceed 0.75% of average daily net assets on an annual basis.
Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$77	$296	$533	$1,213

Portfolio Turnover

The fund pays transaction costs, typically reflected in a bond’s purchase or sale price, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 294% of the average value of its portfolio.

Principal Investment Strategies

SSgA High Yield Bond Fund attempts to meet its objective by investing at least 80% of its net assets (plus borrowings, if any) in high yield bonds commonly referred to as “junk bonds”. The fund’s portfolio typically consists of a core portfolio principally drawn from securities in the Barclays Capital U.S. High-Yield 2% Issuer Capped Index, the fund’s benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries and sectors represented in the benchmark. Intensive credit analysis of specific issuers is an important component of the fund’s securities selection process. High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the fund for capital appreciation. The duration of the fund (that is, its sensitivity to changes in interest rates) is monitored against the benchmark.

The fund invests primarily in debt securities that have been publicly issued or privately placed, with fixed, zero coupon, payment-in-kind, variable or floating interest rates. The fund’s investments may include: obligations of U.S. and foreign corporations (e.g., “Yankee” bonds); privately issued bank loans; equity securities; derivatives (e.g., credit default swap indices); asset-backed securities; and repurchase agreements. The fund also may lend its securities, and it may invest in

 SSgA High Yield Bond Fund—Institutional Class

Summary Prospectus—December 20, 2010, as Supplemented June 14, 2011	Ticker Symbol: sshyx

various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•	Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•	Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•	Non-Investment Grade Securities. Securities rated below investment grade (that is, below BBB by S&P or Baa by Moody’s) are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. High yield bonds generally are not as sensitive to interest rate changes as investment grade bonds.

•	Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•	Privately Negotiated Loans and Other Indebtedness. The fund may acquire interests in certain corporate loans and other forms of indebtedness that restrict the fund’s ability to sell those interests. As a result, the fund may not be able to sell those interests, or sell those interests for full value, when it otherwise may be advantageous to the fund to do so.

•	Asset-Backed Securities. Defaults on the underlying assets of the asset-backed securities held by the fund may impair the value of an asset-backed security, and there may be limitations on the enforceability of any security interest granted with respect to those assets.

•	Foreign Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments. Most of the foreign securities held by the fund are “Yankee” bonds, that is, U.S. dollar-denominated foreign bonds. The value of non-U.S. dollar denominated foreign bonds in which the fund may invest also may be subject to changes in exchange rates.

•	Equities. To the extent the fund holds equities, the fund will be exposed to the risks inherent in equities. The share price of the fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which it has significant holdings, or weakness associated with one or more specific companies in which the fund may have substantial investments. Moreover, the fund may not be able to sell some or all of its securities at desired prices.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past

 SSgA High Yield Bond Fund—Institutional Class

Summary Prospectus—December 20, 2010, as Supplemented June 14, 2011	Ticker Symbol: sshyx

performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Dated Ended

June 30, 2009: 16.46%	December 31, 2008: (17.13)%	September 30, 2010: 10.69%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA High Yield Bond Fund	1 Year*	5 Years*	10 Years*

Return Before Taxes	51.24%	5.55%	5.58%
Return After Taxes on Distributions	45.91%	2.59%	2.48%
Return After Taxes on Distributions and Sale of Fund Shares	32.78%	2.94%	2.80%

Barclays Capital U.S. High-Yield
2% Issuer Capped Index	58.76%	6.49%	6.87%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

Jeffrey Megar, CFA, serves as portfolio manager of the fund. He has managed the fund since 2008.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your

 SSgA High Yield Bond Fund—Institutional Class

Summary Prospectus—December 20, 2010, as Supplemented June 14, 2011	Ticker Symbol: sshyx

gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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